SUPPLEMENT TO THE STATEMENT OF ADDITIONAL INFORMATION
                                DATED MAY 1, 2001

                               JNL(R) SERIES TRUST

On page 34 of the Statement of Additional Information for the JNL Series Trust, the first paragraph should be deleted and replaced in its entirety with the following:

SUSAN S. RHEE (Age 29), 1 Corporate Way, Lansing, MI  48951
Assistant Secretary of the Trust and each of the other funds in the Fund Complex Jackson National Asset Management, LLC, Secretary (1/01 to present) Jackson National Financial Services Corporation, LLC, Secretary (1/00 to 1/01) Jackson National Life Insurance Company, Associate General Counsel (7/01 to present) Jackson National Life Insurance Company, Senior Attorney (1/00 to 7/01) Goldman, Sachs & Co., Associate (10/99 to 12/99) Van Eck Associates Corporation, Staff Attorney (9/97 to 10/99)

On page 41, the paragraph on Fred Alger Management, Inc. should be deleted and replaced in its entirety with the following paragraph:

Fred Alger Management, Inc. (Alger Management), which is located at 30 Montgomery Street, Jersey City, New Jersey 07320, serves as sub-adviser to the JNL/Alger Growth Series. Alger Management is generally engaged in the business of rendering investment advisory services to institutions and, to a lesser extent, individuals. Alger Management has been engaged in the business of rendering investment advisory services since 1964. Alger Management is a wholly owned subsidiary of Fred Alger & Company, Incorporated which in turn is a wholly owned subsidiary of Alger Associates, Inc., a financial services holding company. Fred M. Alger III is a majority shareholder of Alger Associates, Inc. and may be deemed to control that company and its subsidiaries.

On page 42 the paragraph on Janus Capital Corporation should be deleted and replaced in its entirety with the following paragraph:

Janus Capital Corporation (Janus Capital), a Colorado corporation with principal offices at 100 Fillmore Street, Denver, Colorado 80206, serves as sub-adviser to the JNL/Janus Aggressive Growth Series, the JNL/Janus Balanced Series, the JNL/Janus Capital Growth Series, the JNL/Janus Global Equities Series, and the JNL/Janus Growth & Income Series. On October 3, 2001, Thomas H. Bailey, Chairman, President and Chief Executive Officer of Janus Capital exercised certain rights under a stock purchase agreement with Stilwell Financial Inc. ("Stilwell"). Janus Capital is owned in part by Stilwell. Stilwell is a publicly traded holding company with principal operations in the financial asset management business and currently owns in excess of 90% of the outstanding voting stock of Janus Capital. Mr. Bailey and other Janus Capital employees own the remaining shares.

Under the terms of the stock purchase agreement, Mr. Bailey has certain contractual management rights with respect to Janus Capital. These rights will terminate subsequent to the close of the Transaction. Following the termination of Mr. Bailey's contractual management rights, the investment sub-advisory agreement with Janus Capital may be deemed to have been "assigned" under the Investment Company Act of 1940 and therefore would terminate. Accordingly, the Board of Trustees of the Trust will be asked to approve new investment sub-advisory agreements with Janus Capital (the "New Sub-Advisory Agreements"), which are the same in all material respects as the current agreement. The new agreement is to become effective upon the termination of Mr. Bailey's contractual management rights. The Board of Trustees will seek shareholder approval of the New Sub-Advisory Agreement through a proxy solicitation that is presently scheduled to conclude in January 2002.



This supplement is dated October 3, 2001.

(To be used with V3180 05/01.)